SHARE-BASED COMPENSATION - Disclosure of fair value of options (Details)	12 Months Ended
	Dec. 31, 2024 Year $ / shares	Dec. 31, 2023 Year $ / shares
Disclosure of terms and conditions of share-based payment arrangement [abstract]
Expected term (years) | Year	5	5
Forfeiture rate	0.00%	0.00%
Volatility	64.00%	66.00%
Dividend yield	0.00%	0.00%
Risk-free interest rate	3.50%	3.00%
Weighted-average fair value per option | $ / shares	$ 1.05	$ 1.35